UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 19, 2018

PROVENTION BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38552	81-5245912
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 666, Oldwick, New Jersey 08858
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 336-0360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation and Bylaws

In connection with the Offering (as defined below), on July 19, 2018, Provention Bio, Inc. (the “Company”), amended and restated its amended and restated certificate of incorporation (as so amended and restated, the “Charter”) and amended and restated its bylaws (as amended and restated, the “Bylaws”). A description of the Charter and Bylaws are set forth in the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on July 2, 2018 (the “S-1”) under the heading “DESCRIPTION OF CAPITAL STOCK,” which such description is incorporated by reference herein.

The foregoing descriptions of the Charter and Bylaws are qualified in their entirety by reference to the full text of the Charter and Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.

On July 19, 2018, the Company completed the initial public offering (the “Offering”) of its common stock, $0.0001 par value per share (“Common Stock”). The Company sold 15,969,563 shares of Common Stock in the Offering at an offering price of $4.00 per share, generating gross proceeds of $63,878,252 before underwriting commissions and offering expenses. The shares of Common Stock are expected to begin trading on the Nasdaq Capital Market on July 24, 2018 under the ticker symbol “PRVB.”

In connection with the Offering, the Company issued to the underwriter in the Offering warrants to purchase 1,596,956 shares of Common Stock at an exercise price of $5.00 per share. A description of the warrants is set forth in the S-1 under the heading “UNDERWRITING (CONFLICTS OF INTEREST) – Underwriter’s Warrant,” which such description is incorporated herein by reference.

On July 19, 2018, the Company issued a press release announcing that it had closed the Offering. A copy of the press release is furnished hereto as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The exhibits required to be filed as a part of this Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Provention Bio, Inc.

Date: July 19, 2018	By:	/s/ Ashleigh Palmer
Ashleigh Palmer
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description.

3.1	Provention Bio, Inc. Second Amended and Restated Certificate of Incorporation, dated July 19, 2018

3.2	Provention Bio, Inc. Amended and Restated Bylaws, dated July 19, 2018

99.1	Press Release, dated July 19, 2018